Exhibit 10.3

AMENDMENT NO. 9 TO CREDIT AGREEMENT

OF AMERICAN APPAREL (USA), LLC

This AMENDMENT NO. 9 (this “Amendment”), dated as of December 19, 2008, is among American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), a California limited liability company (the “Borrower”), the Facility Guarantors thereto (the “Facility Guarantors”) and SOF Investments, L.P. - Private IV, as lender (the “Lender”), parties to the Credit Agreement dated as of January 18, 2007 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007, that certain Amendment No. 2 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 9, 2007, that certain Amendment No. 3 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 28, 2007, that certain Amendment No. 4 and Waiver to Credit Agreement of American Apparel, Inc. dated as of December 12, 2007, that certain Amendment No. 5 and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of February 29, 2008, that certain Amendment No. 6, Consent and Waiver To Credit Agreement of American Apparel (USA), LLC dated as of May 16, 2008, that certain Amendment No. 7 to Credit Agreement of American Apparel (USA), LLC dated as of June 20, 2008 and that certain Amendment No. 8 and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of November 7, 2008, the “Credit Agreement”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Lender and the Borrower desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof the Credit Agreement is hereby amended as follows:

(a) Amendments to Article I (Definitions)

(i) Section 1.01 (Definitions) of the Credit Agreement is hereby amended as follows:

(A) The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

“Maturity Date” means April 20, 2009.

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(B) The definition of “Permitted Disposition” is hereby amended by deleting the word “and” at the end of clause (f) thereof and adding the following new clause (g) immediately after clause (f) thereof:

“(g) as long as no Default or Event of Default then exists or would arise therefrom, sales and transfers of equipment now or hereafter owned by any Loan Party in an amount not to exceed $15,000,000 in the aggregate for all such sales, including sale-leaseback transactions involving such equipment; provided that the net proceeds of any disposition of equipment pursuant to this clause (g) shall be used solely to pay down the “Obligations” (as defined in the Existing First Lien Credit Agreement) (without a reduction of the commitments thereunder) and, to the extent expressly permitted under the Existing First Lien Credit Agreement, the Loans made hereunder pursuant to SECTION 2.08(a); and”

(C) Clause (h) of the definition of “Permitted Encumbrances” is hereby amended and restated in its entirety as follows:

“(h)(x) Liens on fixed or capital assets acquired by any Loan Party or any Subsidiary (and proceeds thereof and insurance proceeds relating thereto) which are permitted under clause (e)(i) of the definition of Permitted Indebtedness so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of the construction or improvement thereof (other than refinancings thereof permitted hereunder), (ii) the Indebtedness secured thereby does not exceed 100% of the cost of acquisition of such fixed or capital assets, and (iii) such Liens shall not extend to any other property or assets of the Loan Parties, and (y) Liens on equipment securing Indebtedness permitted under clause (e)(ii) of the definition of Permitted Indebtedness or leases entered into pursuant to sale-leasebacks permitted under clause (g) of the definition of Permitted Disposition, so long as such Liens are limited to such equipment, proceeds thereof and any insurance proceeds relating thereto.”

(D) The definition of “Permitted Indebtedness” is hereby amended by (i) deleting clause (j) thereof and replacing it with “[intentionally deleted]”, (ii) inserting the word “and” after the term “Maturity Date” in clause (k)(ii) thereof and by deleting the language “and (iv) such Loan Party shall be in pro forma compliance with Section 6.11(a) after the incurrence of such Subordinated Indebtedness” from the end of clause (k) thereof, (iii) deleting the reference to “$12,000,000” in clause (l) thereof and replacing it with “$25,000,000,” and (iv) amending and restating clause (e) in its entirety as follows:

“(e)(i) purchase money Indebtedness of any Loan Party or their Subsidiaries to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof (and not incurred in contemplation of such acquisition) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, and (ii) Indebtedness incurred with respect to any financing of or secured by equipment now or hereafter owned by any Loan Party (including without limitation any sale-leaseback transaction with respect to such equipment) and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal

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amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that with respect to extensions, renewals, or replacements of such Indebtedness, the holders of such Indebtedness are not afforded covenants, defaults, rights or remedies more burdensome in any material respect to the obligor or obligors than those contained in the Indebtedness being extended, renewed or replaced, and further provided however, that the aggregate principal amount of Indebtedness permitted by this clause (e) and clause (i) below shall not exceed $20,000,000 at any time outstanding;”

(E) The definition of “Prepayment Event” is hereby amended by amending and restating clause (a) thereof in its entirety as follows:

“(a) any sale, transfer or other disposition (including pursuant to a sale-leaseback transaction, and any Permitted Disposition pursuant to clauses (e) and (g) of the definition of Permitted Disposition) of any property or asset of a Loan Party or any Subsidiary of a Loan Party, other than a sale of inventory in the ordinary course of business or a Permitted Disposition pursuant to clauses (a) through (d) and clause (f) of the definition of Permitted Disposition;”

(F) The following definitions are hereby inserted in Section 1.01 (Definitions) of the Credit Agreement in the appropriate alphabetical order:

“Total Debt” means the outstanding principal amount of Indebtedness (not including Hedge Agreements) of the Loan Parties and their Subsidiaries on a consolidated basis.

“Warrants” means those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. issued on December 19, 2008 and any other warrants issued to Lender after the date hereof.

(b) Amendment to Article II (Amount and Terms of Credit)

(i) Section 2.07 (Optional Prepayment of Loans; Reimbursement of Lenders) of the Credit Agreement is hereby amended by deleting the text of clause (b) thereof and replacing it with “[Intentionally Deleted.]”

(ii) Section 2.08 (Mandatory Prepayment; Commitment Termination) of the Credit Agreement is hereby amended by deleting clause (a) thereof and replacing it with the following new clause (a):

“(a) The Borrower shall, to the extent permitted by the Existing First Lien Credit Agreement, apply all Net Proceeds received by the Loan Parties from any Person or from any source on account of any Prepayment Event to prepay the Loans, except as otherwise provided herein. All prepayments made pursuant to this SECTION 2.08(a) shall be paid to the Administrative Agent for application to the prepayment of outstanding Loans, including any interest-paid-in kind, if any, ratably in accordance with each Lender’s Commitment Percentage. Notwithstanding anything to the contrary in the foregoing, at any time a mandatory prepayment pursuant to this SECTION 2.08(a) is

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subject to the Payment Conditions under the terms of the Existing First Lien Credit Agreement, (i) if the Payment Conditions are satisfied (after giving effect to such prepayment) on the date of such Prepayment Event, an amount equal to the Net Proceeds received on account of such Prepayment Event shall be applied to prepay the Loan on the first Business Day following such Prepayment Event in accordance with this SECTION 2.08(a), or (ii) if the Payment Conditions cannot be satisfied (after giving effect to such prepayment) on the date of such Prepayment Event, an amount equal to the portion of such Net Proceeds, if any, that may be applied under the Payment Conditions to prepay the Loan shall be applied to prepay the Loan on the first Business Day following such Prepayment Event that the Payment Conditions are satisfied (after giving effect to such prepayment) (provided no such prepayment shall be required if the amount of Loans required to be prepaid after satisfaction of the Payment Conditions would be less than $200,000).”

(iii) Section 2.09(a) (Additional Interest) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) On the effective date of Amendment No. 9 to this Agreement, the Borrower shall pay the Administrative Agent non-refundable additional interest in an amount equal to five percent (5%) of the Total Commitment (the “Additional Interest”).”

(c) Amendments to Article V (Affirmative Covenants)

(i) Section 5.01 (Financial Statements and Other Information) of the Credit Agreement is hereby amended by deleting “and” at the end of clause (h) thereof, re-lettering clause (i) thereof as clause (j) and inserting the following new clause (i):

“(i) Promptly following the delivery of any documents pursuant to Section 5.01 of the Existing First Lien Credit Agreement which are not otherwise required to be delivered under this SECTION 5.01, such documents; and”

(d) Amendments to Article VI (Negative Covenants)

(i) Section 6.06 (Equity Issuances) of the Credit Agreement is hereby amended by (x) deleting clause (iii) thereof in its entirety and replacing it with “(iii) issue any additional shares of its Capital Stock not permitted above,” and (y) deleting the proviso contained therein and replacing it with the following:

“provided that notwithstanding anything to the contrary contained herein, nothing in this SECTION 6.06 shall prohibit (a) the issuance of Capital Stock by Parent (other than preferred stock not permitted to be issued under clause (i) above) so long as the Net Proceeds thereof (if any) are applied to prepay the outstanding principal amount of the loans made under the Existing First Lien Credit Agreement (without a reduction of the commitments thereunder) or, to the extent permitted by the Existing First Lien Credit Agreement, of the Loans made hereunder in accordance with SECTION 2.08(a), (b) the issuance of options or

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stock awards, including, without limitation, issuances of options or stock awards to employees of the Merger Subsidiary pursuant to the Merger Agreement and expressly set forth therein, or (c) the issuance of Capital Stock by Parent (other than preferred stock not permitted to be issued under clause (i) above) with respect to the Warrants or in connection with the issuance of options, warrants or stock awards, or in connection with the exercise of options, warrants or stock awards.”

(ii) Section 6.07(b) (Restricted Payments; Certain Payments of Indebtedness) of the Credit Agreement is hereby amended by (w) deleting the language “mandatory payments and prepayments of interest and principal as and when due” in clause (i) thereof and replacing it with “mandatory payments of interest and principal as and when due and prepayments of interest and principal,” (x) deleting the word “and” at the end of clause (v) thereof, (y) adding the phrase “and interest” after the phrase “any prepayments of principal” in clause (vi) thereof, and (z) adding the new clause (vii) to the end thereof:

“(vii) conversions of Indebtedness under clauses (k) or (l) of the definition of Permitted Indebtedness to equity.”

(iii) Section 6.11 (Financial Covenants) of the Credit Agreement is hereby amended as follows:

(A) Section 6.11(b) (Minimum Consolidated EBITDA) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Minimum Consolidated EBITDA. The Parent shall maintain, for the twelve month period ended on the last day of each month set forth below, Consolidated EBITDA for the twelve months ending on such day of not less than the amount set forth opposite such month:

TWELVE MONTHS ENDING	MINIMUM CONSOLIDATED EBITDA
November 30, 2008	$65,000,000
December 31, 2008	$65,000,000
January 31, 2009	$65,000,000
February 28, 2009	$65,000,000
March 31, 2009	$65,000,000
April 30, 2009	$65,000,000
May 31, 2009	$65,000,000
June 30, 2009	$65,000,000
July 31, 2009 and each month thereafter	$70,000,000”

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(B) Section 6.11(c) (Maximum Senior Debt to Consolidated EBITDA) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c) Maximum Senior Debt to Consolidated EBITDA. The Parent shall maintain, for the four Fiscal Quarter period ended on the last day of each Fiscal Quarter set forth below, a Senior Debt to Consolidated EBITDA ratio of not more than the ratio set forth below opposite such Fiscal Quarter:

FOUR FISCAL QUARTERS ENDING	SENIOR DEBT TO CONSOLIDATED EBITDA
December 31, 2008	2.20:1.0
March 31, 2009	2.20:1.0
June 30, 2009	2.20:1.0
September 30, 2009	2.20:1.0
December 31, 2009 and each Fiscal Quarter thereafter	2.20:1.0”

(C) Section 6.11(d) (Total Adjusted Debt to Consolidated EBITDAR) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(d) Total Debt to Consolidated EBITDA. The Parent shall maintain, for the four Fiscal Quarter period ended on the last day of each Fiscal Quarter set forth below, a Total Debt to Consolidated EBITDA ratio of not more than the ratio set forth below opposite such Fiscal Quarter:

FOUR FISCAL QUARTERS ENDING	TOTAL DEBT TO CONSOLIDATED EBITDA
December 31, 2008	2.20:1.0
March 31, 2009	2.20:1.0
June 30, 2009	2.20:1.0
September 30, 2009	2.20:1.0
December 31, 2009 and each Fiscal Quarter thereafter	2.20:1.0”

(iv) Section 6.12 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following new clause (b):

“(b) in excess of (i) $9,262,000 in the aggregate for the Fiscal Quarter ending March 31, 2009; (ii) $4,939,000 in the aggregate for the Fiscal Quarter ending June 30, 2009; (iii) $2,610,000 in the aggregate for the Fiscal Quarter ending September 30, 2009; and (iv) $2,023,000 in the aggregate for the Fiscal Quarter ending December 31, 2009.”

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(e) Amendment to Article VII (Events of Default)

(i) Section 7.01 (Events of Default) of the Credit Agreement is hereby amended by adding the word “or” to the end of clause (s) thereof and adding the following new clause (t) immediately after clause (s) thereof:

“(t) if, on or prior to April 1, 2009, Borrower shall not have engaged any of the “big four” independent accounting firms, or another nationally recognized independent accounting firm reasonably acceptable to the Lender, as its auditor;”

(f) Amendment to Article IX (Miscellaneous)

(i) Section 9.01 (Notices) of the Credit Agreement is hereby amended by deleting clauses (a) and (c) thereof in their entirety and replacing them with the following new clauses (a) and (c), respectively:

“(a) if to any Loan Party, to it at American Apparel, Inc. 747 Warehouse St., Los Angeles, CA 90021, Attention: Adrian Kowalewski (Telecopy No. (213) 201-3062), (E-Mail adrian@americanapparel.net), with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Attention: David Reamer (Telecopy No. (213) 621-5052); E-Mail dreamer@skadden.com).

(b) if to any other Credit Party, to it at SOF Investments, L.P. – Private IV, c/o MSD Capital, L.P., 645 Fifth Avenue, 21st Floor, New York, New York 10022-5910, Attention: General Counsel, (Telecopy No. (212) 303-1772), (E-mail mlisker@msdcapital.com), with a copy to Kramer Levin Naftalis & Frankel LLP, Attention: Ernie Wechsler, Esq. (Telecopy No. (212) 715-8000).”

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or duly waived by the Lender (the date on which such conditions precedent are satisfied or duly waived by the Lender is referred to as the “Amendment Effective Date”):

(a) Certain Documents. The Administrative Agent shall have received the following documents, each in form and substance reasonably satisfactory to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment, and dated the Amendment Effective Date (when applicable):

(i) this Amendment, duly executed by the Borrower, each Facility Guarantor, the Lender and the First Lien Administrative Agent (as defined in the Intercreditor Agreement);

(ii) an executed copy of those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. in substantially the form attached as Exhibit A hereto;

(iii) an executed copy of the Fifth Amendment to Credit Agreement with respect to the Existing First Lien Credit Agreement in form and substance reasonably satisfactory to the Lender;

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(iv) an executed copy of the Amended and Restated Subordination Agreement, with respect to Indebtedness of the Borrower owed to Dov Charney in substantially the form attached as Exhibit B hereto;

(v) the Cash Flow Projections and the Yearly Projections (each as defined in the Existing First Lien Credit Agreement);

(vi) an opinion of counsel to the Loan Parties, addressed to the Lender, in form and substance reasonably satisfactory to the Lender; and

(vii) such other and further documents as the Lender reasonably may require and shall have identified prior to the execution of this Amendment, in order to confirm and implement the terms and conditions of this Amendment.

(b) Corporate and Other Proceedings. All corporate and other proceedings required in connection with this Amendment, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 3 (Representations and Warranties) of this Amendment shall be true and correct.

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof, including any Additional Interest owing under the Credit Agreement, and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents as set forth on that invoice dated December 17, 2008) and all other costs, expenses and fees due under any Loan Document.

(g) No Default or Event of Default Under Existing First Lien Credit Agreement. No default or event of default shall have occurred and be continuing with respect to the Existing First Lien Credit Agreement on the date hereof.

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Section 3. Representations and Warranties

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Facility Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date, and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing; and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 4. Fees and Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents as set forth on that invoice dated December 17, 2008). In addition the Borrower agrees to pay to Lender any Additional Interest owing under the Credit Agreement and payable on the date hereof.

Section 5. Covenant

(a) The Borrower hereby covenants that on or before March 13, 2009, it shall raise $16,000,000 by issuing Capital Stock and/or incurring Indebtedness, each in compliance with the Credit Agreement. If the Borrower has not raised such $16,000,000 in accordance with the foregoing sentence by March 13, 2009, the Borrower shall issue warrants on the terms and conditions set forth in those certain Warrants to Purchase Shares of Common Stock of American Apparel, Inc. in the form attached as Exhibit C hereto (the “Additional Warrants”); provided that

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in the event that the amount of the Loans outstanding under the Credit Agreement on March 13, 2009 is less than $35,000,000, the foregoing requirement of this Section 5 shall be void and of no further force and effect, and any provisions in the Additional Warrants or any other agreement or instrument relating to such issuance shall be, and hereby is, irrevocably waived and of no further force and effect.

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 7. Consent of Facility Guarantors

Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 8. Consent of First Lien Administrative Agent

The First Lien Administrative Agent (as defined in the Intercreditor Agreement), on behalf of itself and the lenders to the Existing First Lien Credit Agreement, hereby consents to the amendments to the Credit Agreement described in this Amendment and the other terms and conditions set forth herein.

Section 9. Consent to Existing First Lien Credit Agreement Amendment

The Lender and the Administrative Agent consent to the terms of the Fifth Amendment to the Existing First Lien Credit Agreement, in the form attached as Exhibit D hereto, and the payment of related fees and expenses.

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Section 10. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 12. Section; Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 13. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Facility Guaranty.

Section 14. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

Section 15. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

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Section 16. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

Section 17. Submission to Jurisdiction

Each Loan Party agrees that any suit for the enforcement of this Amendment may be brought in the federal or state courts of the State of New York as the Lender may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment against a Loan Party or its properties in the courts of any jurisdiction.

Section 18. Subordination Agreement

Lender hereby agrees that the terms and conditions of the form of Subordination Agreement attached as Exhibit E hereto between Lender and the Subordinated Creditor (as defined therein) are acceptable for purposes of clause (l)(iii) of the definition of Permitted Indebtedness.

[Remainder of Page Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), as Borrower

By:	/s/ Dov Charney
	Name:	Dov Charney
	Title:	Sole Manager

SOF INVESTMENTS, L.P. - PRIVATE IV,
as Lender

By:	/s/ Mark R. Lisker
	Name:	Marc R. Lisker
	Title:	General Counsel

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FACILITY GUARANTORS:

AMERICAN APPAREL, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Sole Manager

FRESH AIR FREIGHT, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	President

KCL KNITTING, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	Sole Member

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	President

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AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	President

AMERICAN APPAREL, INC., as Facility Guarantor

By:	/s/ Dov Charney
Name:	Dov Charney
Title:	President

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AMERICAN APPAREL (USA), LLC

ACKNOWLEDGED, AGREED AND CONSENTED TO:

BANK OF AMERICA, N.A. (successor by merger to LaSalle Business Credit, LLC, as Agent for LaSalle Bank Midwest National Association, acting through its division, LaSalle Retail Finance), as First Lien Administrative Agent

By:	/s/ David Vega
Name:	David Vega